Exhibit 99.1

Montage Resources Corporation Divesting Wellhead Gathering Infrastructure for $25 Million, Announces Preliminary Second Quarter 2020 Production Performance, Lowers Full Year 2020 Capital Spending Guidance

Schedules Second Quarter 2020 Earnings Release Date and Conference Call

IRVING, TX - July 22, 2020- (BUSINESS WIRE) – Montage Resources Corporation (NYSE: MR) (the “Company” or “Montage Resources”) today announced that it has entered into a non-binding letter of intent ( the “Letter of Intent”) with an international third-party (“Third-Party”) to sell its non-core wellhead gathering infrastructure in the Ohio Utica condensate development area.  In addition, Montage announced its preliminary second quarter production performance and updated expectations for its full year capital expenditures along with its upcoming second quarter 2020 earnings release information.

Highlights:

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Under the terms of the Letter of Intent, the Company will receive a cash payment of $25 million from the Third-Party in exchange for its existing non-core Ohio Utica wellhead gas and liquids gathering infrastructure within the defined area, with the transaction expected to close during the fourth quarter of 2020

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Due to continued operational outperformance, the Company anticipates that its production for the second quarter 2020 will be near the high end of the previously announced range of 535-555 MMcfe per day.  The second quarter 2020 production includes the impact of the previously announced production curtailments and substantially all production was returned to sales by June 1, 2020

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Given the results from its persistent focus on cost and efficiency gains, the Company is lowering its full year 2020 capital expenditure guidance range to $120-$140 million, from its previously announced range of $130-$150 million, with no projected impact on its full year 2020 production

John Reinhart, President and CEO, commented on the Company’s Letter of Intent and operational update, “We are extremely pleased to be working with this well-established third-party on the sale of these non-core assets and the proceeds will provide the Company the ability to reduce leverage, enhance liquidity and maintain its already strong balance sheet.  On the operational side, we continue to see the benefits of our execution focus regarding optimization of production and capital expenditures.  Our demonstrated results continue to reinforce value-enhancing progress toward improvements in efficiency gains, cost reductions, shortened cycle times and ongoing well outperformance.  We believe the demonstrated capability of the team at Montage and the flexibility of the Company’s assets will enable us to maintain a relatively stable year-over-year production profile from a prudent amount of capital expenditures, while sustaining the Company’s commitment to debt reduction and cash flow generation.”

Completion of the transaction is subject to, among other standard items, the completion of due diligence, the execution of definitive documentation and satisfaction of conditions negotiated in the agreement of the transaction.

Earnings Release and Conference Call

The Company will release its second quarter 2020 financial and operational results after the market close on Thursday, August 6, 2020.

A conference call to review the Company’s second quarter 2020 financial and operational results is scheduled for Friday, August 7, 2020, at 10:00 a.m. Eastern Time. To participate in the call, please dial 877-709-8150 or 201-689-8354 for international callers and reference Montage Resources Second Quarter 2020 Earnings Call. A replay of the call will be available through October 7, 2020. To access the phone replay, dial 877-660-6853 or 201-612-7415 for international callers. The conference ID is 13707434. A live webcast of the call may be accessed through the Investor Center on the Company’s website at www.montageresources.com. The webcast will be archived for replay on the Company’s website for six months.

About Montage Resources

Montage Resources is an exploration and production company with approximately 195,000 net effective core undeveloped acres currently focused on the Utica and Marcellus Shales of Southeast Ohio, West Virginia and North Central Pennsylvania. For more information, please visit the Company’s website at www.montageresources.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this press release, including statements regarding Montage Resources’ strategy, future operations, financial position, estimated revenues and income/losses, projected costs and capital expenditures, prospects, and plans and objectives of management, are forward-looking statements. When used in this press release, the words “plan,” “endeavor,” “goal,” “will,” “would,” ”should,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” ”efforts,” “continue,” “position,” “potential,” “committed,” “target, ”project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Montage Resources’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading “Risk Factors” in Montage Resources’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the Securities and Exchange Commission on March 10, 2020 (the “2019 Annual Report”) and in Montage Resources’ other filings and reports with the Securities and Exchange Commission.

Forward-looking statements may include, but are not limited to, statements about business strategy; reserves; general economic conditions; financial strategy, liquidity and capital required for developing properties and timing related thereto; realized natural gas, NGLs and oil prices and the volatility of those prices; write-downs of natural gas and oil asset values due to declines in commodity prices; timing and amount of future production of natural gas, NGLs and oil; hedging strategy and results; future drilling plans; competition and government regulations, including those related to hydraulic fracturing; the anticipated benefits under commercial agreements; marketing of natural gas, NGLs and oil; leasehold and business acquisitions and joint ventures; leasehold terms expiring before production can be established and costs to extend such terms the costs, terms and availability of gathering, processing, fractionation and other midstream services; the costs, terms and availability of downstream transportation services; credit markets; uncertainty regarding future operating results, including initial production rates and liquid yields in type curve areas; and plans, objectives, expectations and intentions contained in this press release that are not historical, including, without limitation, the guidance set forth herein and consummation of the proposed asset disposition anticipated in the Letter of Intent.

Montage Resources cautions you that all these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control, incident to the exploration for and development, production, gathering and sale of natural gas, NGLs and oil. These risks include, but are not limited to, the severity and continued duration of the COVID-19 pandemic, related economic effects and the resulting negative impact on the demand for natural gas, NGLs and oil; operational challenges relating to the COVID-19 pandemic, including logistical challenges, protecting the health and well-being of the Company’s employees, remote work arrangements, performance of counterparty contracts and supply chain disruptions; legal and environmental risks; drilling and other operating risks; regulatory changes, including U.S. federal, state and local tax regulatory changes; commodity price volatility and declines in the price of natural gas, NGLs, and oil; inflation; lack of availability of drilling, production and processing equipment and services; counterparty credit risk; the uncertainty inherent in estimating natural gas, NGLs and oil reserves and in projecting future rates of production, cash flow and access to capital; risks associated with the Company’s level of indebtedness; the timing of development expenditures, and the other risks described under the heading “Risk Factors” in the 2019 Annual Report and in Montage Resources’ other filings and reports with the Securities and Exchange Commission.

All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement and are based on assumptions that Montage Resources believes to be reasonable but that may not prove to be accurate. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Montage Resources or persons acting on its behalf may issue. Except as otherwise required by applicable law, Montage Resources disclaims any duty to update any forward-looking statements to reflect new information or events or circumstances after the date of this press release.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Contact:

Montage Resources Corporation

Douglas Kris, Investor Relations

469-444-1736

dkris@mresources.com